UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 30, 2015
Date of Earliest Event Reported: November 30, 2015
MID-CON ENERGY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2501 North Harwood Street, Suite 2410
Dallas, Texas
(Address of principal executive offices)
75201
(Zip code)
(972) 479-5980
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement
On November 30, 2015, Mid-Con Energy Partners, LP (the “Partnership”), as guarantor, and Mid-Con Energy Properties, LLC (“Mid-Con Energy Properties”), our wholly owned subsidiary, as borrower, entered into an Agreement and Amendment No. 7 to Credit Agreement (the “Amendment”), amending our $250 million credit agreement (the “Credit Agreement”), with Wells Fargo Bank N.A., and the various lenders party to the Credit Agreement.
The primary purpose of the Amendment was to decrease Mid-Con Energy Properties’ borrowing base under the Credit Agreement from $220 million to $190 million. The decrease became effective on November 30, 2015, and includes monthly commitment reductions of $2.5 million through the Partnership’s next regularly scheduled bi-annual redetermination, which is expected to occur on or about May 1, 2016.
The description of the Amendment set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Amendment itself, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On November 30, 2015, the Partnership issued a press release announcing that the borrowing base under its senior secured revolving credit facility has been decreased from $220 million to $190 million. The decrease became effective on November 30, 2015, and includes monthly commitment reductions of $2.5 million through the Partnership’s next regularly scheduled bi-annual redetermination, which is expected to occur on or about May 1, 2016. A copy of the press release is furnished as Exhibit 99.1 hereto.
Additionally, the Partnership has posted on its website, as of November 30, 2015, an updated investor presentation.  The presentation, entitled "Investor Presentation - December 2015" dated November 30, 2015, may be accessed by going to www.midconenergypartners.com, selecting Investor Relations, then selecting Events & Presentations.
The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Agreement and Amendment No. 7 to Credit Agreement dated November 30, 2015.
99.1	Press release dated November 30, 2015.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
By: Mid-Con Energy GP, LLC,
its general partner

Date: November 30, 2015	By:	/s/ Nathan P. Pekar
Nathan P. Pekar
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Amendment No. 7 to Credit Agreement dated November 30, 2015.
99.1	Press release dated November 30, 2015.